SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                November 5, 1997
                         Date of Earliest Event Reported



                                 COMDISCO, INC.
                            (a Delaware Corporation)
                              6111 North River Road
                            Rosemont, Illinois 60018
                            Telephone (847) 698-3000
                          Commission file number 1-7725
                I.R.S. Employer Identification Number 36-2687938







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Item 5   Other Events


On November 5, 1997, Comdisco, Inc. announced the appointment of Nicholas K. Pontikes, 33, to the position of chief operating officer of the company, a newly created position. Pontikes, who had been serving as executive vice president, will continue to have responsibility for Comdisco's leasing, integrated services, business continuity, and diversified technologies divisions, as well as its internal information technology staff. He will also continue as a member of the company's office of the president, reporting to Comdisco Chairman and Chief Executive Officer Jack Slevin, and as a member of company's board of directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                              COMDISCO, INC.



Date: November 5, 1997                                by:     /s/David J. Keenan
                                                              ------------------
                                                                 David J. Keenan
                                                                  Vice President
                                                                  and Controller


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